Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

Note 23: Income Taxes
Table 23.1 presents the components of income tax expense (benefit).
Table 23.1: Income Tax Expense (Benefit)

	Year ended December 31,
(in millions)	2023	2022	2021
Current:
U.S. Federal	$2,883	888	5,850
U.S. State and local	(453)	(45)	849
Non-U.S.	227	169	171
Total current	2,657	1,012	6,870
Deferred:
U.S. Federal (1)	(662)	767	(1,296)
U.S. State and local (1)	586	481	236
Non-U.S.	26	(9)	(46)
Total deferred	(50)	1,239	(1,106)
Total	$2,607	2,251	5,764
(1)In first quarter 2023, we adopted ASU 2018-12 – Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. For additional information, see Note 1 (Summary of Significant Accounting Policies).

Table 23.2 reconciles the statutory federal income tax rate to the effective income tax rate. Our effective tax rate is calculated by dividing income tax expense (benefit) by income before income tax expense (benefit) less the net income (loss) from noncontrolling interests.

Table 23.2: Effective Income Tax Expense (Benefit) and Rate (1)

	December 31,
	2023		2022		2021
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$4,567	21.0%	$3,345	21.0%	$5,854	21.0%
Change in tax rate resulting from:
State and local taxes on income, net of federal income tax benefit	855	3.9	581	3.7	1,075	3.9
Tax-exempt interest	(308)	(1.4)	(321)	(2.0)	(316)	(1.1)
Tax credits, net of amortization (2)	(1,546)	(7.1)	(1,264)	(8.0)	(1,001)	(3.6)
Nondeductible expenses (3)	214	1.0	560	3.5	368	1.3
Changes in prior year unrecognized tax benefits, inclusive of interest	(1,009)	(4.6)	(503)	(3.2)	(122)	(0.4)
Other	(166)	(0.8)	(147)	(0.9)	(94)	(0.4)
Effective income tax expense and rate	$2,607	12.0%	$2,251	14.1%	$5,764	20.7%
(1)In first quarter 2023, we adopted ASU 2018-12 – Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. For additional information, see Note 1 (Summary of Significant Accounting Policies).
(2)Includes LIHTC proportional amortization expense, net of tax of $1.2 billion in each of 2023, 2022 and 2021.
(3)Includes amounts related to nondeductible litigation and regulatory accruals in all years presented as well as a nondeductible goodwill impairment in 2021.
The tax effects of our temporary differences that gave rise to significant portions of our deferred tax assets and liabilities are presented in Table 23.3.
Table 23.3: Net Deferred Taxes

(in millions)	Dec 31, 2023	Dec 31, 2022
Deferred tax assets
Net operating loss and tax credit carryforwards	$4,369	5,513
Allowance for credit losses	3,648	3,393
Deferred compensation and employee benefits	3,201	2,799
Net unrealized losses on debt securities	2,784	3,193
Accrued expenses	1,416	1,843
Capitalized research expenses (1)	1,389	938
Lease liabilities	1,011	1,132
Other (1)	962	1,106
Total deferred tax assets	18,780	19,917
Deferred tax assets valuation allowance	(222)	(232)
Deferred tax liabilities
Mark to market, net	(12,571)	(11,081)
Leasing and fixed assets	(2,794)	(2,792)
Mortgage servicing rights	(1,552)	(2,153)
Intangible assets	(874)	(753)
Right-of-use assets	(818)	(935)
Basis difference in investments	(60)	(1,095)
Other (2)	(520)	(1,119)
Total deferred tax liabilities	(19,189)	(19,928)
Net deferred tax liability (3)	$(631)	(243)
(1)Prior period amounts have been reclassified to conform with the current period presentation.
(2)In first quarter 2023, we adopted ASU 2018-12 – Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. For additional information, see Note 1 (Summary of Significant Accounting Policies).
(3)The net deferred tax liability is included in accrued expenses and other liabilities.
Deferred taxes related to net unrealized gains (losses) on debt securities, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in accumulated OCI. See Note 25 (Other Comprehensive Income) for additional information.

We have determined that a valuation allowance is required for 2023 in the amount of $222 million, attributable to deferred tax assets in various state and non-U.S. jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized due to lack of sources of taxable income, limitations on carryback of losses or credits and the inability to implement tax planning to realize these deferred tax assets. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carryback periods, and our ability to implement tax planning strategies.
Table 23.4 presents the components of the deferred tax assets related to net operating loss (NOL) and tax credit carryforwards at December 31, 2023. If not utilized, carryforwards mostly expire in varying amounts through December 31, 2043, with the exception of U.S. Federal corporate alternative minimum tax credits that do not expire.
Table 23.4: Deferred Tax Assets Related To Net Operating Loss and Tax Credit Carryforwards

(in millions)	Dec 31, 2023
U.S. Federal tax credits	$3,978
U.S. State NOLs and credits	309
Non-U.S. NOLs and credits	82
Total net operating loss and tax credit carryforwards	$4,369
We do not intend to distribute earnings of certain non-U.S. subsidiaries in a taxable manner, and therefore intend to limit distributions to non-U.S. earnings previously taxed in the U.S., that would qualify for the 100% dividends received deduction, and that would not result in any significant state or non-U.S. taxes. All other undistributed non-U.S. earnings will continue to be permanently reinvested outside the U.S. and the related tax liability on these earnings is insignificant.

Table 23.5 presents the change in unrecognized tax benefits.

Table 23.5: Change in Unrecognized Tax Benefits

	Year ended December 31,
(in millions)	2023	2022
Balance, beginning of period	$5,437	5,218
Additions:
For tax positions related to the current year	246	695
For tax positions related to prior years	352	358
Reductions:
For tax positions related to prior years	(765)	(514)
Lapse of statute of limitations	(389)	(13)
Settlements with tax authorities	(767)	(307)
Balance, end of period	$4,114	5,437
Of the $4.1 billion of unrecognized tax benefits at December 31, 2023, approximately $2.3 billion would, if recognized, affect the effective tax rate. The remaining $1.8 billion of unrecognized tax benefits relates to income tax positions on temporary differences.
We account for interest and penalties related to income tax liabilities as a component of income tax expense. As of December 31, 2023 and 2022, we have accrued expense (benefit) of approximately $(29) million and $436 million, respectively, for interest and penalties. In 2023 and 2022, we recognized income tax benefit, net of tax, of $325 million and $385 million, respectively, related to interest and penalties.

We are subject to U.S. federal income tax as well as income tax in numerous state and non-U.S. jurisdictions. We are routinely examined by tax authorities in these various jurisdictions. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and non-U.S. income tax examinations for taxable years prior to 2015. It is reasonably possible that one or more of the examinations or appeals may be resolved within the next twelve months resulting in a decrease of up to $1.2 billion of our gross unrecognized tax benefits.
Table 23.6 summarizes our major tax jurisdiction examination status as of December 31, 2023.

Table 23.6: Tax Examination Status

Jurisdiction	Tax Year(s)	Status
United States	2015-2016	Administrative appeals
United States	2017-2020	Field examination
California	2015-2020	Field examination
New York State	2017-2019	Field examination
New York City	2015-2019	Field examination